UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 13, 2024

Date of Report (Date of earliest event reported)

5&2 Studios, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56519	82-3246222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8291 Baucum Road Midlothian, TX	76065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-924-6736

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Series B Common Stock

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 13, 2024, the Company held the annual meeting of stockholders (the “Annual Meeting”) via live video webcast. At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on November 8, 2024, and as supplemented on November 22, 2024 (as so supplemented, the “Proxy Statement”). At the beginning of the Annual Meeting, there were 6,950,000 shares of Series A Common Stock and 758,178 shares of Series B Common Stock present or represented by proxy at the Annual Meeting, which represented 93.56% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Series A Common Stock were entitled to ten votes for each share of Series A Common Stock held as of the close of business on November 5, 2024, the record date for the Annual Meeting (the “Record Date”). Holders of the Company’s Series B Common Stock were entitled to one vote for each share of Series B Common Stock held as of the close of business on the Record Date.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect six directors; and

2.	To ratify the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The voting results for each of these proposals are set forth below.

1.	Election of Directors.

Name	For	Against	Abstain
Derral Eves	70,248,483.0	4,200.0	5,495.0
Dallas Jenkins	70,241,948.0	7,865.0	8,365.0
Brooke Asiatico	70,238,538.0	5,100.0	14,540.0
Cris Doornbos	70,232,558.0	4,950.0	20,670.0
Matt Rearden	70,231,545.5	4,875.0	21,757.5
David Bagheri	70,229,783.0	6,675.0	21,720.0

Based on the votes set forth above, each director nominee was duly elected to serve as a director until the Company’s annual meeting of stockholders in 2025, or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain
70,234,220.5	4,350.0	19,607.5

Based on the votes set forth above, the stockholders ratified the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2024	5&2 STUDIOS, INC.

	By:	/s/ JD Larsen
	Name:	JD Larsen
	Title:	Chief Financial Officer